PRINCIPAL PROTECTION FUNDS
                                  ANNUAL REPORT
                                IAI RESERVE FUND,
                              IAI MONEY MARKET FUND
                                JANUARY 31, 1997


                                 [GLOBE GRAPHIC]

                                TABLE OF CONTENTS
                     ---------------------------------------
                     IAI RESERVE FUND, IAI MONEY MARKET FUND

                                  ANNUAL REPORT
                                JANUARY 31, 1997

  Chairman's Letter ..............................2

  Fund Managers' Reviews

      IAI RESERVE FUND ...........................4

      IAI MONEY MARKET FUND ......................6

  Fund Portfolios

      IAI RESERVE FUND ...........................8

      IAI MONEY MARKET FUND .....................11

  Notes to Fund Portfolios ......................13

  Statements of Assets and Liabilities ..........14

  Statements of Operations ......................15

  Statements of Changes in Net Assets ...........16

  Financial Highlights

      IAI RESERVE FUND ..........................18

      IAI MONEY MARKET FUND .....................19

  Notes to Financial Statements .................20

  Independent Auditors' Report ..................25

  Federal Tax Information .......................26

  IAI Mutual Fund Family ........................27

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors ......................Inside Back Cover




                                CHAIRMAN'S LETTER
                     ---------------------------------------
                     IAI RESERVE FUND, IAI MONEY MARKET FUND

THE DOW LEADS THE WORLD

[PHOTO]
NOEL P. RAHN
 CHAIRMAN

The U.S. stock market continues to offer pleasant surprises, with the Dow Jones Industrial Average up more than 60% during the past two years--breaking through 7000 on February 13. As we move through 1997, most of the conditions which led to that runup are still intact: low inflation, relatively low interest rates, moderate economic growth and strong corporate productivity.

In contrast, global stock markets continue to lag the United States, as Japan's economy continues to struggle and Europe grapples with the upcoming unification of its currency. Throughout much of the 1990s, the U.S. stock market has outperformed international markets. However, the reverse was generally true in the 1980s. We continue to see international markets as an excellent diversification strategy.

For much of 1996, the U.S. bond market endured a bumpy ride, as interest rates rose steadily, ignited by a spring quarter that was one of the strongest economic periods in years. Indeed, for much of the spring and summer, the benchmark 30-year Treasury bond traded at about 7% as investors feared inflation and action by the Federal Reserve Board to slow the economy. However, by the fall, the economy slowed down and the Fed chose not to tighten credit. Even when the economy rebounded in the fourth quarter, the Fed didn't act because there was still no sign of inflation.

The Fed, however, is a vigilant observer of the economy and is very sensitive to potential inflation. Since the economy is at full employment and energy prices have been rising, it wouldn't be surprising to see an uptick in inflation in the months ahead. That could cause interest rates to rise and put the brakes on the stock and bond markets.

If you're a long-term investor, then you should be concerned that you've properly diversified your portfolio among stocks and bonds, perhaps increasing your focus on bonds as you approach retirement and require income. If you're just starting your investment program, international equities are a good place to be for growth. Wherever you are in life, you should make sure that your investment portfolio generally reflects your long-term investment goals for 1997 and beyond.

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is presented below.

Economic growth in the first three months of the year has exceeded our expectations. While the risk of higher inflation has risen, we do not expect the current strength to persist. Major countries around the world, including the United States, are generally pursuing a policy of high real interest rates and reduced government spending. Such policies are designed to control inflation and reduce deficits. So far these policies have been effective.

In 1994, the Federal Reserve raised interest rates in response to a rapid increase in economic activity. In a series of moves that began in February of that year, short-term interest rates were raised from 3% to 6%, producing a real Fed Funds rate of about 3%. Since that time, interest rates have exceeded inflation by a wide margin, acting as a governor on the economy. During periods of accelerating growth, rising rates help to slow spending. During periods of sluggish growth, rates fall and help to re-stimulate demand. This stop-and-go pattern persists in the economy today. A firm dollar and falling gold prices attest to the success of this policy in controlling U.S. inflation.

Strength should gradually wane in the months ahead without Fed action. Long-term interest rates have already risen to almost 7%, accomplishing the Fed's job for them. The Board is likely to wait until the May meeting to see if higher bond rates are working. Earlier tax refunds and mortgage refinancing activity are also adding to the perception of accelerating growth. Both are not sustainable. Tax refunds will fall off with the passage of time while higher rates will help to curtail refinancing activity. Real growth should return to its 2-to-2.5% trend by early summer and inflation, as measured by the consumer price index, should rise by a rate of less than 3%.

Please read the Fund Managers' Reviews which follow this letter for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,






/s/ Noel P. Rahn
Noel P. Rahn,
Chairman

                                [GLOBE GRAPHIC]

                              FUND MANAGERS' REVIEW
                              ---------------------
                                IAI RESERVE FUND

IAI RESERVE FUND

    [PHOTO]
TIMOTHY A. PALMER,
      CFA
 IAI RESERVE FUND
   CO-MANAGER

      [PHOTO]
LIVINGSTON DOUGLAS,
       CFA
 IAI RESERVE FUND
   CO-MANAGER

FUND OBJECTIVES
The IAI Reserve Fund's investment objective is to provide shareholders with high levels of capital stability and liquidity, and, to the extent consistent with these primary objectives, a high level of current income. The Fund pursues its objective primarily through investment in a diversified portfolio of investment-grade bonds and other debt securities of similar quality.

FACTORS AFFECTING THE PAST YEAR'S PERFORMANCE
For the year ending January 31, 1997, the IAI Reserve Fund produced a total return of 4.16%. In contrast, the Salomon Brothers One Year Treasury Bill Index produced a return of 5.51%.

Although short-term and intermediate yields are primarily determined by market forces, they are also influenced to some degree by the actions of the Federal Reserve Board. Acknowledging mixed economic signals, the Fed left the Federal Funds rate--the amount charged for overnight money to member banks--unchanged for the entire fiscal year. The last change was made on January 31, 1996, when the Fed lowered rates by 0.25% to 5.25%.

Because the direction of the economy continued to shift, investors have magnified the importance of the economic data as it is released by the government. As a result, interest rates, though remaining in a trading range, continue to be volatile. After the economy grew at an annual rate of 4.7% in the fourth quarter, investors continue to be anxious regarding accelerating economic activity and renewed inflationary pressures.

Due to the volatility in the market, we have continued to manage the IAI Reserve Fund in line with its benchmark. As of January 31, 1997, the average maturity of the IAI Reserve Fund was 1.95 years.

OUTLOOK
We believe that the economy will expand at a modest pace of 2% to 2.5% during the first half of 1997. There is a risk of cyclical inflation pressure in 1997, but price increases will likely be tempered by a sluggish global economy. The unemployment rate will likely stay low as the economy expands, but cost pressures will remain well contained. Federal Reserve Board policy will continue its "wait and see" approach, responding to signs of expanding inflation. Excess capacity overseas will act as a brake on U.S. wage inflation. The consumer price index should increase at a rate of under 3% in the first half of 1997. As a result, the IAI Reserve Fund is offering a substantial premium over inflation at this time.


[GRAPH]
VALUE OF $10,000 INVESTMENT+

                                           Salomon Brothers One Year
                        IAI Reserve Fund     Treasury Bill Index *
 -------------------------------------------------------------------
 1/31/87                          10,000             10,000
 1/31/88                          10,609             10,629
 1/31/89                          11,332             11,257
 1/31/90                          12,299             12,332
 1/31/91                          13,355             13,498
 1/31/92                          14,323             14,592
 1/31/93                          14,834             15,338
 1/31/94                          15,346             15,906
 1/31/95                          15,798             16,423
 1/31/96                          16,864             17,687
 1/31/97                          17,565             18,663


[GRAPH]
AVERAGE ANNUAL RETURNS+
THROUGH 1/31/97
                                  1 Year          5 Years           10 Years
----------------------------------------------------------------------------
  IAI RESERVE FUND                 4.16%           4.17%             5.80%
 ............................................................................
  Salomon Brothers One Year
     Treasury Bill Index           5.51%           5.04%             6.44%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


[PIE CHART]
SECTORS
% OF PORTFOLIO AS OF 1/31/97

U.S. Government & Government Agency ....13%
Corporate ..............................11%
Asset-Backed ...........................33%
U.S. Government Agency Mortgage-Backed .15%
Commercial Paper .......................28%


[GRAPH]
EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 1/31/97 (EXCLUDING FUTURES CONTRACTS)

YEARS
-----
0-1 ......37%
1-3 ......45%
3-5 .......9%
5-10 ......9%

NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW
PERFORMANCE DATA FOR THE IAI RESERVE FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

CREDIT RATING
% OF PORTFOLIO AS OF 1/31/97

U.S. Government...28%
Aaa...............28%
Aa................28%
A..................5%
Baa...............10%
Non-Investment
Grade..............1%


                                 [GLOBE GRAPHIC]

                             FUND MANAGER'S REVIEW
                              ---------------------
                             IAI MONEY MARKET FUND


IAI MONEY MARKET FUND

     [PHOTO]
TIMOTHY A. PALMER,
       CFA
 IAI MONEY MARKET
  FUND MANAGER

FUND OBJECTIVE
The Fund's investment objective is to provide shareholders with a high level of current income consistent with the preservation of capital and liquidity. The Fund's goal is to maintain a stable share price of $1.00.

The Fund pursues its objective by investing in a variety of high quality money market securities, including the following:

*  U.S. Treasury Bills
*  U.S. Government short-term notes
*  Commercial paper issued by large
    corporations
*  Repurchase agreements
*  CDs issued by large banks

FACTORS AFFECTING THE PAST YEAR'S PERFORMANCE
For the year ending January 31, 1997, the IAI Money Market Fund produced a total return of 4.89%. In contrast, the average fund as measured by Lipper Analytical Services produced a return of 4.74%.

Money market fund yields are driven by the supply and demand for short-term credit. The Federal Reserve Board is a key player in this process because they control the supply of credit in the financial system. The Fed left short-term interest rates unchanged for the entire fiscal year. The last change was made on January 31, 1996, when the Fed lowered rates by 0.25% to 5.25%.

With this stable anchor in overnight yields, money market yields changed little during the past year. As a result, the IAI Money Market Fund has provided stable investor returns.

Strategy in the Fund reflects our view that a money fund is meant to provide liquidity and capital preservation. In the last year we have maintained a high quality portfolio and have avoided any temptation to reach for higher yields through investment in lower quality issues.

Instead, we have focused on short-term Federal Agency notes and high-quality, liquid commercial paper. The average maturity of the Fund generally ranged between 25 and 45 days. On January 31, 1997, the average maturity of the IAI Money Market Fund was 45 days.

OUTLOOK
We believe that the economy will expand at a modest pace of 2% to 2.5% during the first half of 1997. There is a risk of cyclical inflation pressure in 1997, but price increases will likely be tempered by overseas competition and a lack of excess money growth in the United States. The unemployment rate will likely stay low as the economy expands, but cost pressures will remain well contained. Federal Reserve Board policy will likely continue its "wait and see" approach. Inflation will remain subdued in the first half of 1997 with the consumer price index averaging under 3%. As a result, the IAI Money Market Fund is offering a substantial premium over inflation at this time.


AVERAGE ANNUAL RETURNS(1)+
THROUGH 1/31/97

                                                                 Since Inception
                                                    1 Year            1/05/93
--------------------------------------------------------------------------------
  IAI MONEY MARKET FUND                              4.89%            4.23%
 ................................................................................
  Lipper Money Market Instrument Fund Average        4.74%            4.08%(2)

+ Past performance is not predictive of future performance.
1 Fees and expenses were voluntarily waived to .50% of average daily net assets through June 30, 1996.
2 Since 1/1/93


SECTORS
% OF PORTFOLIO AS OF 1/31/97

Commercial Paper .............60%
U.S. Government Agency .......28%
U.S. Government Obligations ..12%


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 1/31/97

MONTHS
------
0-1 ......89%
2-12 .....11%

NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW
PERFORMANCE DATA FOR THE IAI MONEY MARKET FUND ASSUMES REINVESTMENT OF ALL DIVIDENDS. THE IAI MONEY MARKET FUND IS MANAGED TO MAINTAIN A STABLE SHARE VALUE OF $1.00 AND HISTORICALLY HAS ALWAYS ACHIEVED THIS OBJECTIVE. BUT, UNLIKE BANK DEPOSITS AND CDS, MONEY MARKET FUNDS ARE NOT GUARANTEED, AND THERE CAN BE NO ASSURANCE THAT A STABLE SHARE VALUE WILL BE MAINTAINED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                                 [GLOBE GRAPHIC]

                                 FUND PORTFOLIO
                                ----------------
                                IAI RESERVE FUND

                                JANUARY 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

U.S. GOVERNMENT OBLIGATIONS - 8.9%

                                                                                         Principal        Market
                                                         Rate         Maturity            Amount         Value (a)
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILL - 0.6%
                                                         5.23%        05/08/97      $     400,000 (b)$   394,756
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTE - 8.3%
                                                         5.63         11/30/98          5,000,000      4,976,550
===========================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT OBLIGATIONS
(COST: $5,364,482) ..................................................................................$ 5,371,306
===========================================================================================================================

U.S. GOVERNMENT AGENCY SECURITIES - 3.9%
                                                                                         Principal      Market
                                                         Rate         Maturity            Amount       Value (a)
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 3.9%
Federal Home Loan Mortgage Corporation                   5.21%        02/10/97       $  1,100,000   $  1,098,567
                                                         5.22         02/13/97          1,225,000      1,222,869
                                                                                                    ------------
                                                                                                       2,321,436
===========================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY SECURITIES
(COST: $2,321,436) .................................................................................$  2,321,436
===========================================================================================================================

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 15.3%
                                                                                         Principal      Market
                                                         Rate         Maturity            Amount       Value (a)
---------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.4%
                                                         6.00%        11/01/98      $   3,865,284   $  3,810,899
---------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.3%
                                                         7.07         02/07/04 (d)      2,000,000      2,008,125
---------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.6%
                                                         8.00         11/15/17          1,940,670      2,007,856
                                                         9.00         11/15/17          1,255,753      1,357,381
                                                                                                    ------------
                                                                                                       3,365,237
===========================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $9,222,599) ..................................................................................$ 9,184,261
===========================================================================================================================


                                  SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 13



CORPORATE BONDS - 11.0%

                                                                                         Principal       Market
                                                         Rate         Maturity            Amount        Value (a)
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 3.3%
Salomon                                                 7.00%         05/15/99       $   2,000,000  $   2,014,040
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 3.5%
Continental Cablevision                                 8.50          09/15/01           2,000,000      2,131,540
---------------------------------------------------------------------------------------------------------------------------
UTILITIES - 4.2%
El Paso Electric                                        7.25          02/01/99             500,000        498,685
Long Island Lighting                                    8.75          02/15/97           2,000,000      2,001,240
---------------------------------------------------------------------------------------------------------------------------
                                                                                                        2,499,925
===========================================================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $6,644,780)                                                                                     $6,645,505
===========================================================================================================================

ASSET-BACKED SECURITIES - 32.7%
                                                                                         Principal       Market
                                                         Rate         Maturity            Amount        Value (a)
---------------------------------------------------------------------------------------------------------------------------
AUTO LOAN RELATED - 21.4%
Ford Credit Auto Lease Trust 96-1 A2                    5.80%         05/15/99       $   1,000,000   $    995,000
MMCA Automobile Trust 93-1 A                            4.00          11/16/98             523,215        520,923
National Car Rental Financing 96-1 A2 (c)               6.80          04/20/00           3,000,000      3,009,844
Navistar Financial Corporation Owner Trust 96-B A3      6.33          04/21/03           2,100,000      2,105,103
Norwest Automobile Trust 96-A A3                        5.90          03/15/00           3,000,000      2,989,290
World Omni Automobile Lease Securitization Trust 96-B A36.25          11/15/02           3,250,000      3,252,990
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       12,873,150
---------------------------------------------------------------------------------------------------------------------------
CREDIT CARD RELATED - 0.8%
Dayton Hudson Credit Card Master Trust 95-1 A           6.10          02/25/02             500,000        500,975
---------------------------------------------------------------------------------------------------------------------------
Equipment Loan Related - 5.3%
Capital Equipment Receivables Trust 96-1 A3             6.11          07/15/99           3,000,000      3,001,290
Case Equipment Loan Trust 95-B A2                       5.95          09/15/00             159,191        159,348
---------------------------------------------------------------------------------------------------------------------------
                                                                                                        3,160,638
---------------------------------------------------------------------------------------------------------------------------
HOME LOANS - 5.2%
Associates Manufactured Housing 96-2 A3                 6.35          06/15/27           3,200,000      3,151,500
===========================================================================================================================
TOTAL INVESTMENTS IN ASSET-BACKED SECURITIES
(COST: $19,710,563)                                                                                   $19,686,263
===========================================================================================================================

                                  SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 13


COMMERCIAL PAPER - 28.6%

                                                                                        Principal        Market
                                                         Rate         Maturity           Amount         Value (a)
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 17.9%
Merrill Lynch                                           5.25%         02/03/97       $ 2,900,000      $ 2,899,154
Bell Atlantic Financial Services                        5.30          02/07/97         1,000,000          999,117
CSW Credit                                              5.30          02/11/97         2,000,000        1,997,056
Ford Motor Credit                                       5.34          02/10/97         1,900,000        1,897,463
IBM Credit                                              5.28          02/20/97         2,000,000        1,994,427
Nordstrom Credit                                        5.30          02/28/97         1,000,000          996,025
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       10,783,242
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 3.5%
Siemens Capital                                         5.45          02/05/97         2,100,000        2,098,728
---------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES - 2.2%
Weyerhauser Mortgage                                    5.33          02/25/97         1,300,000        1,295,381
---------------------------------------------------------------------------------------------------------------------------
UTILITIES - 5.0%
General Electric                                        5.26          02/27/97         1,500,000        1,494,301
Wisconsin Electric Fuel                                 5.30          02/18/97         1,500,000        1,496,246
---------------------------------------------------------------------------------------------------------------------------
                                                                                                        2,990,547
===========================================================================================================================
TOTAL INVESTMENTS IN COMMERCIAL PAPER
(COST: $17,167,898)                                                                                 $  17,167,898
===========================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $60,431,758) (e)                                                                             $  60,376,669
===========================================================================================================================
OTHER ASSETS AND LIABILITIES (NET) - (0.4%)
                                                                                                    $    (253,039)
===========================================================================================================================
TOTAL NET ASSETS
                                                                                                    $  60,123,630
===========================================================================================================================


                                  SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 13

                                                     FUND PORTFOLIO
                                                 IAI MONEY MARKET FUND

                                                     JANUARY 31, 1997
                              (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


U.S. GOVERNMENT OBLIGATIONS - 11.5%

                                                                                        Principal        Market
                                                         Rate         Maturity           Amount         Value (a)
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 11.5%
                                                        6.50%         04/30/97        $  1,000,000   $  1,002,100
                                                        6.00          12/31/97           1,000,000      1,004,354
                                                        5.00          01/31/98           1,000,000        993,166
---------------------------------------------------------------------------------------------------------------------------
                                                                                                        2,999,620
===========================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT OBLIGATIONS
(COST: $2,999,620)                                                                                    $ 2,999,620
===========================================================================================================================

U.S. GOVERNMENT AGENCY SECURITIES - 28.3%

                                                                                        Principal        Market
                                                         Rate         Maturity           Amount         Value (a)
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 28.3%
Federal Home Loan Mortgage Corporation                  5.48%         02/03/97       $     500,000  $     500,000
                                                        5.28          02/06/97           1,400,000      1,399,384
                                                        5.21          02/10/97             900,000        899,088
                                                        5.25          02/13/97           1,400,000      1,397,958
                                                        5.23          02/19/97           1,400,000      1,396,749
Federal National Mortgage Association                   5.45          02/10/97             405,000        404,571
                                                        5.23          02/18/97           1,400,000      1,396,952
---------------------------------------------------------------------------------------------------------------------------
                                                                                                        7,394,702
===========================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY SECURITIES
(COST: $7,394,702)                                                                                    $ 7,394,702
===========================================================================================================================


                                  SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 13



                                                     FUND PORTFOLIO
                                                 IAI MONEY MARKET FUND

                                                    JANUARY 31, 1997


COMMERCIAL PAPER - 60.3%

                                                                                        Principal       Market
                                                         Rate         Maturity           Amount        Value (a)
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 15.7%
Bell Atlantic Financial Services                         5.30%        02/07/97      $  1,300,000   $  1,299,234
Motorola                                                 5.28         02/19/97         1,400,000      1,396,715
Pitney Bowes Credit                                      5.30         02/03/97         1,400,000      1,400,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      4,095,949
---------------------------------------------------------------------------------------------------------------------------
FOODS AND FOOD PROCESSING - 21.0%
Cargill                                                  5.24         02/21/97         1,400,000      1,396,332
DuPont                                                   5.25         02/26/97         1,300,000      1,295,640
Pepsico                                                  5.25         02/14/97         1,400,000      1,397,754
Philip Morris                                            5.27         02/28/97         1,400,000      1,394,876
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      5,484,602
---------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES - 3.8%
Weyerhauser Mortgage                                     5.33         02/25/97         1,000,000        996,743
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.3%
Southwestern Bell Capital                                5.28         02/25/97         1,400,000      1,395,483
---------------------------------------------------------------------------------------------------------------------------
UTILITIES - 14.5%
Duke Power                                               5.28         02/12/97         1,400,000      1,398,152
General Electric                                         5.26         02/27/97         1,000,000        996,494
Wisconsin Electric Fuel                                  5.30         02/18/97         1,400,000      1,396,908
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      3,791,554
===========================================================================================================================
TOTAL INVESTMENTS IN COMMERCIAL PAPER
(COST: $15,764,331)                                                                              $   15,764,331
===========================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $26,158,653) (e)                                                                          $   26,158,653
===========================================================================================================================
OTHER ASSETS AND LIABILITIES (NET) - (0.1%)
                                                                                                 $       18,756)
===========================================================================================================================
TOTAL NET ASSETS
                                                                                                 $   26,139,897
===========================================================================================================================

                                  SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 13



                                                NOTES TO FUND PORTFOLIOS
                                        IAI RESERVE FUND, IAI MONEY MARKET FUND

                                                    JANUARY 31, 1997

                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Security is partially pledged to cover initial margin on open futures contracts (see Note 6 to the financial statements).

                                       (c)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. This issue may be only sold to other qualified institutional buyers and is considered liquid under guidelines established by the Board of Directors.

                                       (d)

Purchased on a when-issued basis. At January 31, 1997 the total cost of the security purchased on a when-issued basis in the IAI Reserve Fund portfolio was $2,015,313.

                                       (e)

At January 31, 1997, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


                                                         IAI RESERVE                 IAI MONEY MARKET
                                                            FUND                           FUND
-------------------------------------------------------------------------------------------------------------------------
   Cost for federal tax purposes                       $   60,431,758                 $  26,158,653
=========================================================================================================================
   Gross unrealized appreciation                       $      105,783                 $          --
   Gross unrealized depreciation                             (160,872)                           --
-------------------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation)          $      (55,089)                $          --
=========================================================================================================================



                                          STATEMENTS OF ASSETS AND LIABILITIES
                                        IAI RESERVE FUND, IAI MONEY MARKET FUND

                                                    JANUARY 31, 1997


                                                                        IAI                      IAI MONEY
                                                                    RESERVE FUND                MARKET FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market
   (Cost: $60,431,758 and $26,158,653) (see Fund Portfolios)        $ 60,376,669                 $ 26,158,653
Cash in bank on demand deposit                                            15,429                       72,308
Receivable for investment securities sold                              1,360,336                           --
Accrued interest receivable                                              340,815                       18,262
Variation margin receivable                                               17,656                           --
Other                                                                     28,037                          286
---------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                       62,138,942                   26,249,509
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                            2,015,312                           --
Dividends payable ($.0042 per share)                                          --                      109,612
---------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                   2,015,312                      109,612
---------------------------------------------------------------------------------------------------------------------------
   NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK               $ 60,123,630                 $ 26,139,897
===========================================================================================================================
REPRESENTED BY:
Capital stock                                                       $     60,823                 $    261,407
Additional paid-in capital                                            61,877,178                   25,879,295
Undistributed net investment income                                       17,826                           --
Accumulated net realized gains (losses) on investments               (1,788,177)                        (805)
Unrealized depreciation on investment securities                        (44,020)                           --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL - REPRESENTING NET ASSETS APPLICABLE
      TO OUTSTANDING CAPITAL STOCK                                  $ 60,123,630                 $ 26,139,897
===========================================================================================================================
   Shares of capital stock outstanding; authorized 10 billion
      shares of $.01 par value stock                                   6,082,324                   26,140,702
   NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK           $       9.88                 $       1.00
===========================================================================================================================

                               SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 20


                                                STATEMENTS OF OPERATIONS
                                        IAI RESERVE FUND, IAI MONEY MARKET FUND

                                              YEAR ENDED JANUARY 31, 1997

                                                                       IAI                       IAI MONEY
                                                                  RESERVE FUND                   MARKET FUND
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   INCOME
       Interest                                                    $ 3,943,318                  $1,640,091
---------------------------------------------------------------------------------------------------------------------------
       TOTAL INCOME                                                  3,943,318                   1,640,091
---------------------------------------------------------------------------------------------------------------------------
   EXPENSES (Note 3)
       Management fees                                                 467,069                     150,929
       Investment advisory fees                                         50,069                      16,699
       Distribution fees                                                10,014                          --
       Dividend-disbursing, administrative, and accounting fees         20,028                      11,133
       Custodian fees                                                       --                         300
       Compensation of Directors                                         5,484                       2,906
       Audit fees                                                        1,740                       1,200
       Printing and shareholder reporting                                6,380                       6,000
       Registration fees                                                 2,900                       3,000
       Other expenses                                                    1,913                       2,435
---------------------------------------------------------------------------------------------------------------------------
       TOTAL EXPENSES                                                  565,597                     194,602
       Less fees reimbursed by Advisers or Distributor                 (14,424)                    (23,915)
---------------------------------------------------------------------------------------------------------------------------
       NET EXPENSES                                                    551,173                     170,687
---------------------------------------------------------------------------------------------------------------------------
       NET INVESTMENT INCOME                                         3,392,145                   1,469,404
---------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
   Net realized gains (losses) on:
       Investment securities                         $  (130,935)                      $ (847)
       Futures contracts                                (270,027)                          --
                                                     -----------                      -------

                                                                      (400,962)                       (847)
   Net change in unrealized appreciation or
     depreciation on:
       Investment securities                         $  (332,656)                      $   --
       Futures contracts                                  27,543                           --
                                                     -----------                      -------
                                                                      (305,113)                         --
---------------------------------------------------------------------------------------------------------------------------
       NET GAIN (LOSS) ON INVESTMENTS                                 (706,075)                       (847)
---------------------------------------------------------------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                                          $ 2,686,070                  $1,468,557
===========================================================================================================================

                               SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 20



                                           STATEMENTS OF CHANGES IN NET ASSETS
                                          IAI RESERVE FUND IAI MONEY MARKET FUND

                                                                       IAI RESERVE FUND              IAI MONEY MARKET FUND

                                                                          Years ended                       Years ended
                                                                           January 31,                      January 31,
                                                                           -----------                      -----------
                                                                     1997              1996            1997             1996
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income                                       $   3,392,145    $   4,135,069    $   1,469,404    $   1,715,387
    Net realized gains (losses)                                      (400,962)        (155,360)            (847)           1,952
    Net change in unrealized appreciation or depreciation            (305,113)         982,137               --               --
--------------------------------------------------------------------------------------------------------------------------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       2,686,070        4,961,846        1,468,557        1,717,339
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                          (3,394,308)      (4,076,189)      (1,469,404)      (1,715,387)
--------------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                                       (3,394,308)      (4,076,189)      (1,469,404)      (1,715,387)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares                              168,048,225      188,582,912      360,228,039      415,404,027
    Net asset value of shares issued to shareholders in
         reinvestment of distributions                              3,325,018        4,017,210        1,386,884        1,629,448
    Cost of shares redeemed                                      (165,515,792)    (215,784,491)    (362,869,212)    (422,815,177)
--------------------------------------------------------------------------------------------------------------------------------
         INCREASE (DECREASE) IN NET ASSETS
          FROM CAPITAL SHARE TRANSACTIONS                           5,857,451      (23,184,369)      (1,254,289)      (5,781,702)
--------------------------------------------------------------------------------------------------------------------------------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                    5,149,213      (22,298,712)      (1,255,136)      (5,779,750)

NET ASSETS AT BEGINNING OF PERIOD                                  54,974,417       77,273,129       27,395,033       33,174,783
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS AT END OF PERIOD                                     $  60,123,630    $  54,974,417    $  26,139,897    $  27,395,033
================================================================================================================================
    INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:           $      17,826    $      19,989    $          --    $          --
================================================================================================================================

                               SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 20


                                              FINANCIAL HIGHLIGHTS
                                                IAI RESERVE FUND

                                  PER SHARE DATA FOR A SHARE OF CAPITAL STOCK
                                OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED
                              INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                     Years ended           Period from         Years ended
                                                     January 31,        April 1, 1994 tO         March 31,
                                                 1997         1996      January 31, 1995+    1994         1993
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   Beginning of period                         $    10.00   $    9.89       $    9.98       $   10.10    $   10.16
---------------------------------------------------------------------------------------------------------------------------

OPERATIONS
   Net investment income                              .52         .56             .40             .39          .36
   Net realized and unrealized gains (losses)        (.12)        .09            (.08)           (.13)         .02
---------------------------------------------------------------------------------------------------------------------------
      TOTAL FROM OPERATIONS                           .40         .65             .32             .26          .38
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                             (.52)       (.54)           (.41)           (.37)        (.36)
   Net realized gains                                  --          --              --            (.01)        (.08)
---------------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                            (.52)       (.54)           (.41)           (.38)        (.44)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value
   End of period                               $     9.88   $   10.00       $    9.89       $    9.98    $   10.10
===========================================================================================================================
Total investment return*                             4.16%       6.76%           3.21%           2.60%        3.81%
Net assets at end of period (000's omitted)       $60,124     $54,974         $77,273         $98,813      $82,085

RATIOS
   Expenses to average net assets                    0.85%       0.85%           0.85%**         0.85%        0.85%
   Net investment income to average net assets       5.22%       5.48%           4.77%**         3.95%        3.49%
   Portfolio turnover rate
      (excluding short-term securities)             231.0%      261.1%          170.0%          235.0%       538.7%


*    TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
     DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET
     VALUE.
**   ANNUALIZED
+    REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO JANUARY 31.





                                                FINANCIAL HIGHLIGHTS
                                                IAI MONEY MARKET FUND

                                   PER SHARE DATA FOR A SHARE OF CAPITAL STOCK
                                  OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED
                               INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                               Years ended
                                               January 31,           Period from     Year ended      Period from
                                               -----------        April 1, 1994 to    March 31,  January 5, 1993***
                                             1997        1996     January 31, 1995+     1994       to March 31, 1993
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   Beginning of period                     $    1.00   $    1.00       $    1.00      $     1.00       $    1.00
---------------------------------------------------------------------------------------------------------------------------

OPERATIONS
   Net investment income                         .05         .05             .03             .03             .01
---------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM OPERATIONS                       .05         .05             .03             .03             .01
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                        (.05)       (.05)           (.03)           (.03)           (.01)
---------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                        (.05)       (.05)           (.03)           (.03)           (.01)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   End of period                           $    1.00   $    1.00       $    1.00      $     1.00       $    1.00
===========================================================================================================================
Total investment return*                        4.89%       5.46%           3.47%           2.88%           2.85%**

Net assets at end of period
     (000's omitted)                       $   26,140  $  27,395      $   33,175      $   29,788      $   25,877

RATIOS
   Expenses to average daily net assets**        0.56%      0.50%           0.50%           0.45%           0.29%
   Net investment income to average
        daily net assets**                       4.80%      5.34%           4.12%           2.73%           2.96%


*  TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
   DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET
   VALUE.
** THE FUND'S ADVISER VOLUNTARILY WAIVED $21,950, $76,386, $81,895, $147,924 AND
   $18,494 IN EXPENSES FOR THE YEARS ENDED JANUARY 31, 1997, AND 1996, THE
   PERIOD ENDED JANUARY 31, 1995, THE YEAR ENDED MARCH 31, 1994, AND THE PERIOD
   ENDED MARCH 31, 1993, RESPECTIVELY. IF THE FUND HAD BEEN CHARGED FOR THESE
   EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN
   .63%, .74%, .88%, .88% AND .69%, RESPECTIVELY, AND THE RATIO OF NET
   INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 4.73%, 5.10%,
   3.74%, 2.30% AND 2.56%, RESPECTIVELY. RATIOS FOR THE PERIODS ENDING JANUARY
   31, 1995 AND MARCH 31, 1993 ARE ANNUALIZED.
***  COMMENCEMENT OF OPERATIONS
+    REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO JANUARY 31.



                                             NOTES TO FINANCIAL STATEMENTS
                                        IAI RESERVE FUND, IAI MONEY MARKET FUND


                                                    JANUARY 31, 1997

[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Reserve Fund (Reserve Fund) is a separate portfolio of IAI Investment Funds V, Inc. IAI Money Market Fund (Money Market Fund) is a separate portfolio of IAI Investment Funds VI, Inc. This report covers only the Reserve Fund and Money Market Fund (the Funds). The Funds' objectives are to provide shareholders with a high level of current income consistent with the preservation of capital and liquidity.

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION
Investments in securities in the Reserve Fund traded on national exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used. Such valuations are obtained from pricing services or are supplied by dealers.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those securities with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market Fund are valued daily at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

REPURCHASE AGREEMENTS
Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral, including accrued interest, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization of the collateral may be delayed or limited.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
Delivery and payment for securities which have been purchased by the Reserve Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The cost of securities purchased on a when-issued basis at January 31, 1997 totalled $2,015,313 for Reserve Fund.

FUTURES CONTRACTS
In order to increase exposure to and hedge against changes in the market, Reserve Fund may buy and sell futures contracts. The risks of entering into futures contracts include the possibility that changes in the value of these contracts may not correlate with changes in the value of the underlying securities.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, Reserve Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains and losses. The variation margin is paid or received in cash daily by Reserve Fund. Reserve Fund realizes a gain or loss when the contract is closed or expires.

FOREIGN CURRENCY
TRANSLATIONS AND FOREIGN
CURRENCY CONTRACTS
Reserve Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation (depreciation) on foreign currency transactions. Exchange gains (losses) may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

Reserve Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reserve Fund may enter into foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by Reserve Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. Reserve Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES
Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all their taxable income to shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

For federal income tax purposes, Reserve Fund has a capital loss carryover of approximately $1,777,000 at January 31, 1997 which, if not offset by subsequent capital gains, will expire in 2002 through 2005. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND
INVESTMENT INCOME
The Funds record security transactions on trade date, the date the securities are purchased or sold. Interest income is accrued daily. Reserve Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. For Money Market Fund, discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO
SHAREHOLDERS
Distributions to Reserve Fund shareholders are recorded on the ex-dividend date. Distributions from net investment income are paid monthly. For Money Market Fund, distributions from net investment income are declared daily and paid on the first business day of the following month. Capital gains for the Funds, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.


[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and their officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with its obligations as policyholders, the Funds are committed to make future capital contributions, if requested by the Company.

Reserve Fund and Money Market Fund have available $15,000,000 and $11,000,000 lines of credit, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There were no borrowings outstanding at January 31, 1997.



[3] FEES AND EXPENSES

CURRENT AGREEMENT EFFECTIVE MARCH 31, 1996

New Management Agreements for the Funds were approved by a majority of each Funds' shareholders at a special meeting held March 21, 1996, and replaced the prior Advisory, Administrative, and Distribution Agreements with Adviser and Distributor. These new agreements, effective April 1, 1996, require Advisers to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses) in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. The Management Agreement further provides that IAI will either reimburse each Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. For Reserve Fund the fee is equal to an annual rate of .85% of average daily net assets. For Money Market Fund the fee is equal to an annual rate of
 .60% declining to .50% of average daily net assets. This fee is paid monthly.

Pursuant to these new agreements, Reserve and Money Market Funds paid Advisers to assume certain unpaid liabilities, and received amounts from Advisers in exchange for transferring prepaid expenses to Advisers. As a result of these transactions, Reserve and Money Market Funds received net amounts of $4,761 and $18,579, respectively.

PRIOR TO APRIL 1, 1996

Under the terms of an investment advisory agreement, each Fund paid Investment Advisers, Inc. (Adviser) a monthly management fee computed at an annual rate of
 .50% of the average month-end net asset value for Reserve Fund and .30% of average daily net assets for Money Market Fund.

Each Fund also paid an annual fee to Advisers for acting as the Fund's dividend-disbursing, administrative, and accounting services agent. The fee was computed monthly on the average month-end net assets for Reserve Fund and average daily net assets for Money Market Fund at an annual rate of .20%.

Reserve Fund had a plan of distribution with IAI Securities, Inc. (Distributor), the Fund's distributor. Under the Plan, Reserve Fund paid Distributor a monthly fee to cover expenses incurred in the distribution and promotion of Reserve Fund's shares. The distribution fee was equal to an annual rate of .10% of Reserve Fund's average month-end net assets.

In addition to the advisory, distribution, and the dividend-disbursing, administrative, and accounting services fees, the Funds were responsible for paying their operating expenses, including costs incurred in the purchase and sale of assets. Advisers and Distributor had agreed to reimburse Reserve Fund to the extent total expenses, excluding costs incurred in the purchase and sale of assets, exceeded, on an annual basis, .85% of average month-end net assets.

Additionally, Advisers had voluntarily agreed to waive fees and expenses for Money Market Fund in excess of .50% of average daily net assets through June 30, 1996.


[4] CAPITAL STOCK


The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the years ended January 31, 1997, and 1996 were as follows:

                                                    IAI RESERVE FUND                 IAI MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------
                                                       Years ended                          Years ended
                                                       January 31,                          January 31,
                                                       -----------                          -----------
                                                 1997              1996               1997              1996
---------------------------------------------------------------------------------------------------------------------------
 Sold                                         16,939,554       18,896,381        360,228,039       415,404,027
 Issued for reinvested distributions             336,417          403,515          1,386,884         1,629,448
 Redeemed                                    (16,688,429)     (21,617,432)      (362,869,212)     (422,815,177)
---------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) in shares outstanding       587,542       (2,317,536)        (1,254,289)       (5,781,702)
===========================================================================================================================



[5] PURCHASES AND SALES OF SECURITIES


For the year ended January 31, 1997, purchases of securities and sales proceeds for the Funds were as follows:

                                                                   Purchases                     Sales
---------------------------------------------------------------------------------------------------------------------------
   IAI RESERVE FUND (EXCLUDES SHORT-TERM SECURITIES)          $   97,472,516              $   86,886,397
   IAI MONEY MARKET FUND                                      $1,505,262,686              $1,507,911,060



[6] OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of January 31, 1997 for the IAI Reserve Fund. The market value of securities deposited to cover initial margin requirements for the open positions at January 31, 1997 was $73,982.

                                                           FUTURES
---------------------------------------------------------------------------------------------------------------------------
                                Number of       Expiration                         Market          Unrealized
            Type                Contracts          Month         Position           Value             Gains
---------------------------------------------------------------------------------------------------------------------------
    5 year U.S. Treasury Note      35           March 1997         Long        $  3,726,953        $  10,206
   10 year U.S. Treasury Note      10           March 1997         Long           1,087,813              863
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   $  11,069


                          INDEPENDENT AUDITORS' REPORT
                     IAI MONEY MARKET FUND, IAI RESERVE FUND

The Board of Directors and Shareholders
IAI Investment Funds V, Inc.
IAI Investment Funds VI, Inc.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolios, of IAI Reserve Fund (a portfolio within IAI Investment Funds V, Inc.) and IAI Money Market Fund (a portfolio within IAI Investment Funds VI, Inc.) as of January 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented on pages 18 and 19 of the annual report. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Reserve Fund and IAI Money Market Fund at January 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
March 7, 1997


                             FEDERAL TAX INFORMATION
                     IAI RESERVE FUND, IAI MONEY MARKET FUND

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for information purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distribu-tions, in January of each year.

(A) includes distribution of short-term capital gains, if any, which are taxable as ordinary income.

IAI RESERVE FUND

                                                                    Ordinary
         Payable Date                                              Income (A)
--------------------------------------------------------------------------------

         February 1996                                            $   .0340
         March 1996                                                   .0340
         April 1996                                                   .0450
         May 1996                                                     .0430
         June 1996                                                    .0430
         July 1996                                                    .0430
         August 1996                                                  .0430
         September 1996                                               .0440
         October 1996                                                 .0450
         November 1996                                                .0440
         December 1996                                                .0990
         January 1997                                                 .0070
================================================================================
                                                                  $   .5240

IAI MONEY MARKET FUND

                                                                    Ordinary
         Payable Date                                              Income (A)
--------------------------------------------------------------------------------

         February 1996                                            $   .0039
         March 1996                                                   .0041
         April 1996                                                   .0040
         May 1996                                                     .0043
         June 1996                                                    .0037
         July 1996                                                    .0040
         August 1996                                                  .0042
         September 1996                                               .0036
         October 1996                                                 .0040
         November 1996                                                .0040
         December 1996                                                .0041
         January 1997                                                 .0042
================================================================================
                                                                  $   .0481


                             IAI MUTUAL FUND FAMILY
                     IAI MONEY MARKET FUND, IAI RESERVE FUND


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE
MUTUAL FUNDS IN OUR FUND FAMILY

                                                                     SECONDARY
 IAI FUND                      PRIMARY OBJECTIVE                     OBJECTIVE         PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------------------------------------------------------
 IAI DEVELOPING                Capital Appreciation                     --             Equity securities of companies in
 COUNTRIES FUND                                                                        developing countries
------------------------------------------------------------------------------------------------------------------------------------
 IAI INTERNATIONAL FUND        Capital Appreciation                    Income          Equity securities of non-U.S. companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI EMERGING GROWTH FUND      Capital Appreciation                     --             Common stocks of small- to medium-sized
                               (closed to new investors as of 2/1/96)                  emerging growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI CAPITAL                   Capital Appreciation                     --             Common stocks of small- to medium-sized
 APPRECIATION FUND                                                                     growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI MIDCAP GROWTH FUND        Capital Appreciation                     --             Common stocks of medium-sized growth
                                                                                       companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI REGIONAL FUND             Capital Appreciation                     --             Common stocks of Upper Midwest companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH FUND               Capital Appreciation                     --             Common stocks with potential for
                                                                                       above-average growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------
 IAI VALUE FUND                Capital Appreciation                     --             Common stocks which are considered to be
                                                                                       undervalued
------------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH AND INCOME FUND    Capital Appreciation                    Income          Common stocks with potential for long-term
                                                                                       appreciation, and common stocks that are
                                                                                       expected to produce income
------------------------------------------------------------------------------------------------------------------------------------
 IAI BALANCED FUND             Total Return                            Income          Common stocks, investment-grade bonds and
                               [CAPITAL APPRECIATION + INCOME]                         short-term instruments
------------------------------------------------------------------------------------------------------------------------------------
 IAI BOND FUND                 Income                         Capital Preservation     Investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------
 IAI Government Fund           Income                         Capital Preservation     U.S. Government securities
------------------------------------------------------------------------------------------------------------------------------------
 IAI RESERVE FUND              Stability/Liquidity                     Income          The portfolio has a maximum average
                                                                                       maturity of 25 months, investing primarily
                                                                                       in investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------
 IAI MONEY MARKET FUND         Stability/Liquidity                     Income          The portfolio's average dollar-weighted
                                                                                       maturity is less than 90 days, investing in
                                                                                       high quality, money market securities




                      (THIS PAGE INTENTIONALLY LEFT BLANK)


                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                          http://networth.galt.com/iai

                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                              Richard E. Struthers
                                J. Peter Thompson
                               Charles H. Withers


                                   [LOGO] IAI
                                  MUTUAL FUNDS

                      3700 FIRST BANK PLACE, P.O. BOX 357,
             MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700